AMENDMENT TO FUND

                             PARTICIPATION AGREEMENT

                                      AMONG

                        PIONEER VARIABLE CONTRACTS TRUST,

                      PIONEER INVESTMENT MANAGEMENT, INC.,

                        PIONEER FUNDS DISTRIBUTOR, INC.,

                                       and

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

            For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the May 1, 2003 Fund Participation Agreement among Pioneer Variable Contracts Trust (the "Trust"), Pioneer Investment Management, Inc. ("PIM"), Pioneer Funds Distributor, Inc. ("PFD"), and Jefferson National Life Insurance Company (formerly Conseco Variable Insurance Company) (the "Insurance Company") as follows:

            1. Schedule A thereto is hereby modified in its entirety to read as SCHEDULE A attached hereto.

            2. All other terms of the Agreement, as amended, shall remain in full force and effect.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of this date, May 1, 2005.

                                          PIONEER VARIABLE CONTRACTS TRUST

                                           By:  /s/

                                                --------------------------------
                                           Name:
                                           Title:

                                           PIONEER INVESTMENT MANAGEMENT, INC.

                                           By:  /s/

                                                --------------------------------
                                           Name:
                                           Title:

                                           PIONEER FUNDS DISTRIBUTOR, INC.

                                           By:  /s/

                                                --------------------------------
                                           Name:
                                           Title:

                                           JEFFERSON NATIONAL LIFE INSURANCE
                                           COMPANY

                                           By:  /s/

                                                --------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE A

                       ACCOUNTS, CONTRACTS AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT
                                As of May 1, 2003


================================================================ ============================ ===================================

                         NAME OF SEPARATE                                                                PORTFOLIOS AND
                         ACCOUNT AND DATE                               CONTRACTS FUNDED                 CLASS OF SHARES
                ESTABLISHED BY BOARD OF DIRECTORS                     BY SEPARATE ACCOUNT            AVAILABLE TO CONTRACTS
================================================================ ============================ ===================================
Jefferson National Life Annuity Account C  1980                  CVIC-2000                    PIONEER FUND VCT PORTFOLIO (CLASS II)
Jefferson National Life Annuity Account E  November 12, 1993     CVIC-2001
Jefferson National Life Annuity Account F  September 26, 1997    CVIC-2004                     PIONEER EQUITY INCOME VCT PORTFOLIO
Jefferson National Life Annuity Account G  January 18, 1996      CVIC-2005                                 (CLASS II)
Jefferson National Life Annuity Account H  November 1, 1999      22-4056
Jefferson National Life Annuity Account I  August 23, 2000       22-4025                       PIONEER EUROPE VCT PORTFOLIO (CLASS
Jefferson National Variable Account L      February 22, 2000     32-4000                                       II)
Jefferson National Life Annuity Account J  November 3, 2003      32-4002
Jefferson National Life Annuity Account K  November 3, 2003      32-4003                         PIONEER CORE BOND VCT PORTFOLIO
                                                                 22-4047                                   (CLASS II)
                                                                 22-4048
                                                                 22-4061                        PIONEER HIGH YIELD VCT PORTFOLIO
                                                                 JNL-2100                                  (CLASS II)
                                                                 JNL-2200
                                                                 JNL-2300                      PIONEER MONEY MARKET VCT PORTFOLIO
                                                                                                            (CLASS I)

                                                                                               PIONEER MID CAP VALUE VCT PORTFOLIO
                                                                                                           (CLASS II)
---------------------------------------------------------------- ---------------------------- -----------------------------------
